UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2005

INTERWOVEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

803 11TH Avenue Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 774-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On April 21, 2005, Interwoven, Inc. (the “Company” or “Interwoven”) released its consolidated financial results for the quarter ended March 31, 2005 in a press release and convened a conference call with shareholders, investors and analysts. The conference call was announced on April 5, 2005, is available to the public through live teleconference and audio Web cast and will continue to be available for a limited time through audio replay or Web cast replay. During this conference call, Interwoven presented slides in its Web cast containing reported gross margin percentage, operating margin percentage and net income (loss) per share over the current and the previous four quarters, on both a basis of accounting principles generally accepted in the United States of America and on a pro forma basis. This information, along with a quantitative reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.

     The table below reconciles the Company’s gross margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma gross margin percentage in each period. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues, and computes its pro forma gross margin percentage by dividing pro forma gross profit by total revenues.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004

	(in thousands, except percentages)
Total revenues	$42,485	$43,238	$40,261	$39,495	$37,394

Gross profit, as reported	$28,996	$29,985	$27,169	$26,677	$24,797
Add amortization of purchased technology	2,725	2,719	2,739	2,589	2,589

Pro forma gross profit	$31,721	$32,704	$29,908	$29,266	$27,386

Gross margin percentage, as reported	68%	69%	68%	68%	66%

Pro forma gross margin percentage	75%	76%	74%	74%	73%

     The table below reconciles the Company’s operating margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma operating margin percentage in each period. The Company computes its operating margin percentage by dividing income (loss) from operations by total revenues, and computes its pro forma operating margin percentage by dividing pro forma income (loss) from operations by total revenues.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004

	(in thousands, except percentages)
Total revenues	$42,485	$43,238	$40,261	$39,495	$37,394

Income (loss) from operations, as reported	$(662)	$51	($1,727)	($15,476)	($7,254)
Add (deduct) certain charges:
Amortization of purchased technology	2,725	2,719	2,739	2,589	2,589
Amortization of stock-based compensation	510	630	941	806	2,605
Amortization of intangible assets	856	910	1,217	1,207	1,207
Restructuring and excess facilities	(330)	(695)	(1,360)	11,837	—

Pro forma income (loss) from operations	$3,099	$3,615	$1,810	$963	($853)

Operating margin, as reported	(2%)	0%	(4%)	(39%)	(19%)

Pro forma operating margin percentage	7%	8%	4%	2%	(2%)

     The table below reconciles the Company’s net income (loss) per share calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma net income (loss) per share in each period. The Company computes net income (loss) per share by dividing net income (loss) by shares used in computing net income (loss) per share. The Company computes pro forma net income (loss) per share by dividing pro forma net income (loss) by shares used in computing pro forma net income (loss) per share. Shares used in computing these amounts include the weighted average shares outstanding for the period presented plus dilutive common stock options.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004

	(in thousands, except per share amounts)
Net income (loss), as reported	$(249)	$405	$(1,502)	$(15,586)	$(6,984)
Add (deduct) certain charges:
Amortization of purchased technology	2,725	2,719	2,739	2,589	2,589
Amortization of stock-based compensation	510	630	941	806	2,605
Amortization of intangible assets	856	910	1,217	1,207	1,207
Restructuring and excess facilities	(330)	(695)	(1,360)	11,837	—
Tax impact of pro forma adjustments	(996)	(1,180)	(532)	(130)	—

Pro forma net income (loss)	$2,516	$2,789	$1,503	$723	($583)

Net income (loss) per share	($0.01)	$0.01	($0.04)	($0.39)	($0.17)

Pro forma net income (loss) per share	$0.06	$0.07	$0.04	$0.02	($0.01)

Shares used in computing net income (loss) per share	41,137	41,940	40,564	40,420	40,137
Dilutive securities used in pro forma computation	975	—	755	1,209	—

Shares used in computing pro forma net income (loss) per share	42,112	41,940	41,319	41,629	40,137

     The press release furnished under Item 9.01 of this Current Report on Form 8-K includes pro forma operating results of Interwoven and a reconciliation of those results to Interwoven’s results prepared in accordance with accounting principles generally accepted in the United States of America. These pro forma results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America and the Company’s pro forma measures may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven uses these pro forma measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 21, 2005*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
	By:	/s/ JOHN E. CALONICO, JR.
April 21, 2005		John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated April 21, 2005.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.